                                                                    EXHIBIT 99.1

                               AVANEX CORPORATION

                     UNAUDITED PRO FORMA CONDENSED COMBINED
                            FINANCIAL INFORMATION OF
                               AVANEX CORPORATION,
                        THE OPTRONICS DIVISION OF ALCATEL
                 AND THE OPTICAL COMPONENTS BUSINESS OF CORNING
         FOR THE NINE MONTHS ENDED MARCH 31, 2004 AND FOR THE YEAR ENDED
                                  JUNE 30, 2003

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

                       INTRODUCTION TO UNAUDITED PRO FORMA
                    CONDENSED COMBINED FINANCIAL INFORMATION

      The following unaudited pro forma condensed combined statements of operations for the year ended June 30, 2003 and the nine months ended March 31, 2004 are based on the historical financial statements of Avanex, Alcatel's Optronics division, net of discontinued operations, and the optical components business of Corning, after giving effect to the transactions as purchases of Alcatel's Optronics division and the optical components business of Corning by Avanex using the purchase method of accounting, as required under the rules of the Securities and Exchange Commission, and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial information. The unaudited pro forma condensed combined statements of operations are presented as if the transactions had occurred on July 1, 2002.

      The unaudited pro forma condensed combined statement of operations for the nine months ended March 31, 2004 combines the historical nine months ended March 31, 2004 for Avanex, which includes eight months of operations of Alcatel's Optronics division, net of discontinued operations, and eight months of operations of the optical components business of Corning, and the historical one-month ended July 31, 2003 for each of Alcatel's Optronics division and the optical components business of Corning. Since the acquisitions of Alcatel's Optronics division and the optical components business of Corning occurred prior to March 31, 2004, no unaudited pro forma condensed balance sheet is presented because the balance sheet of Avanex as of March 31, 2004 includes the purchase of Alcatel's Optronics division and the optical components business of Corning.

      Under the purchase method of accounting, the total purchase price, calculated as described in Notes 2 and 3 to this unaudited pro forma condensed combined financial information, is allocated to the net tangible and intangible assets of Alcatel's Optronics division and the optical components business of Corning acquired in connection with the transactions, based on their fair values as of the completion of the transactions.

      These unaudited pro forma condensed combined financial statements have been prepared based on an allocation of the purchase price of the acquired companies to the tangible and intangible assets acquired and liabilities assumed based on their estimated fair values. The Company engaged an independent third-party appraisal firm to assist it in determining the fair values of the assets acquired and the liabilities assumed. Such valuations require management to make significant estimations and assumptions, especially with respect to intangible assets. Critical estimates in valuing certain intangible assets include, but are not limited to: future expected cash flows from customer contracts, customer lists, supply agreements, and acquired developed technologies and patents. Management's estimates of fair value are based upon assumptions believed to be reasonable, but which are inherently uncertain and unpredictable. The purchase price allocation has been revised, and may continue to be revised, based upon receipt of final valuations for certain items such as inventory and pension liabilities, and revision to the estimate of accrued restructuring costs assumed on acquisition. Restructuring costs related to former Alcatel and Corning activities were accrued by the Company as a liability in conjunction with recording the initial purchase of Alcatel and Corning in the first quarter of fiscal 2004, with no impact on results of operations.

      This unaudited pro forma condensed combined financial information should be read in conjunction with the separate historical financial statements and accompanying notes of Alcatel's Optronics division and the optical components business of Corning included in a Form 8-K filed with the SEC on September 26, 2003 and the separate historical consolidated financial statements and accompanying notes of Avanex included in its annual report on Form 10-K for the year ended June 30, 2003 and the Form 10-Q for the quarter ended March 31, 2004 filed with the SEC. The unaudited pro forma condensed combined financial information is not intended to represent or be indicative of the consolidated results of operations or financial condition of Avanex that would have been reported had the transactions been completed as of the dates presented, and should not be taken as representative of the future consolidated results of operations or financial condition of Avanex.

                               AVANEX CORPORATION

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                        NINE MONTHS ENDED MARCH 31, 2004

                                                            NINE MONTHS            ONE MONTH ENDED
                                                               ENDED                JULY 31, 2003
                                                             MARCH 31,     --------------------------------
                                                               2004          ALCATEL'S OPTRONICS DIVISION
                                                            -----------    --------------------------------
                                                               AVANEX      HISTORICAL        ADJUSTMENTS(1)
                                                            -----------    ----------        --------------
                                                                   (IN THOUSANDS, EXCEPT PER SHARE DATA)
Net revenue                                                  $  75,063     $   2,292           $       -
Cost of revenue                                                 96,164         5,303                (497)(a)
Stock compensation                                                  31             -                   -
                                                             ---------     ---------           ---------
        Gross profit (loss)                                    (21,132)       (3,011)                497
                                                             ---------     ---------           ---------
Operating expenses:
     Research and development                                   31,234         1,013                   -
     Sales and marketing                                        14,469           157                   -
     General and administrative                                 19,259           206                   -
     Stock compensation (2)                                        706             -                   -
     Amortization of intangibles                                 3,302             -                 212(c)
     Restructuring charges                                       8,571         3,540                   -
                                                             ---------     ---------           ---------
         Total operating expenses                               77,541         4,916                 212
                                                             ---------     ---------           ---------
Loss from continuing operations before interest and taxes      (98,673)       (7,927)                285
Interest and other income                                        3,380         2,055                   -
Interest and other expense                                      (1,100)            -                   -
                                                             ---------     ---------           ---------
Net loss from continuing operations                          $ (96,393)    $  (5,872)          $     285
                                                             =========     =========           =========

Basic and diluted net loss per common share
     from continuing operations                              $   (0.76)             (3)
                                                             =========

Weighted average number of shares
     used in computing basic and diluted
     net loss per common share                                 126,322              (3)
                                                             =========

------------------------
(1) The letters refer to a description of the adjustment
      in Note 4

(2) Below is the allocation of stock compensation expense
    Research and development                                 $     280
    Sales and marketing                                            319
    General and administrative                                     107
                                                             ---------
                                                             $     706
                                                             =========

(3) Refer to Note 5

                                                                           ONE MONTH ENDED
                                                                            JULY 31, 2003
                                                              --------------------------------------
                                                              OPTICAL COMPONENTS BUSINESS OF CORNING
                                                              --------------------------------------
                                                                 HISTORICAL        ADJUSTMENTS(1)        PRO FORMA
                                                                 ----------        --------------        ---------
                                                                         (IN THOUSANDS, EXCEPT PER SHARE DATA)
Net revenue                                                      $   3,353           $       -              80,708
Cost of revenue                                                      5,606                 408(a)          106,984
Stock compensation                                                       -                   -                  31
                                                                 ---------           ---------           ---------
        Gross profit (loss)                                         (2,253)               (408)            (26,307)
                                                                 ---------           ---------           ---------
Operating expenses:
     Research and development                                        1,522                   -              33,769
     Sales and marketing                                               629                   -              15,255
     General and administrative                                      1,255                   -              20,720
     Stock compensation (2)                                              -                   -                 706
     Amortization of intangibles                                         -                 125(c)            3,639
     Restructuring charges                                               -                   -              12,111
                                                                 ---------           ---------           ---------
         Total operating expenses                                    3,406                 125              86,200
                                                                 ---------           ---------           ---------
Loss from continuing operations before interest and taxes           (5,659)               (533)           (112,507)
Interest and other income                                                -                   -               5,435
Interest and other expense                                             (51)                  -              (1,151)
                                                                 ---------           ---------           ---------
Net loss from continuing operations                              $  (5,710)          $    (533)          $(108,223)
                                                                 =========           =========           =========

Basic and diluted net loss per common share
     from continuing operations                                           (3)                            $   (0.81)(3)
                                                                                                         =========

Weighted average number of shares
     used in computing basic and diluted
     net loss per common share                                            (3)                              133,000
                                                                                                         =========

------------------------
(1) The letters refer to a description of the adjustment
      in Note 4

(2) Below is the allocation of stock compensation expense
    Research and development                                                                             $     280
    Sales and marketing                                                                                        319
    General and administrative                                                                                 107
                                                                                                         ---------
                                                                                                         $     706
                                                                                                         =========

(3) Refer to Note 5

   See accompanying notes to unaudited pro forma condensed combined financial information.

                               AVANEX CORPORATION

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 2003

                                                                           ALCATEL'S OPTRONICS DIVISION
                                                                         --------------------------------
                                                        AVANEX           HISTORICAL        ADJUSTMENTS(1)
                                                        ------           ----------        --------------
                                                               (IN THOUSANDS, EXCEPT PER SHARE DATA)
Net revenue                                            $  21,416                $  39,161          $       -
Cost of revenue                                           30,035                   98,560             (6,920)(a)
Stock compensation                                          (202)                       -                  -
                                                       ---------                ---------          ---------
        Gross profit(loss)                                (8,417)                 (59,399)             6,920
                                                       ---------                ---------          ---------
Operating expenses:
    Research and development                              16,170                   29,858                  -
    Sales and marketing                                    6,120                    7,415                  -
    General and administrative                             9,033                   29,603                  -
    Stock compensation(2)                                   (107)                       -                  -
    Amortization of intangibles                              200                      104               (104)(c)
                                                                                                       2,530 (b)
    Reduction in long- lived assets                        1,548                  149,753                  -
    Restructuring charges                                 22,438                   54,974                  -
    Merger costs                                           4,126                    8,414                  -
                                                       ---------                ---------          ---------
        Total operating expenses                          59,528                  280,121              2,426
                                                       ---------                ---------          ---------
Loss from operations before interest and taxes           (67,945)                (339,520)             4,494
Interest and other income                                  4,167                      835                  -
Interest and other expense                                (1,634)                 (10,652)                 -
                                                       ---------                ---------          ---------
Loss before income tax                                   (65,412)                (349,337)             4,494
Income tax                                                     -                  (17,858)            (1,974)
                                                       ---------                ---------          ---------
Net loss from continuing operations                    $ (65,412)               $(367,195)         $   2,520
                                                       =========                =========          =========

Basic and diluted net loss per common share            $   (0.96)                        (3)
                                                       =========

Weighted average number of shares
    used in computing basic and diluted
    net loss per common share                             68,371                         (3)
                                                       =========
------------------------
(1) The letters refer to a description
        of the adjustment in Note 4

(2) Below is the allocation of stock
        compensation expense
    Research and development                           $    (107)
    Sales and marketing                                     (199)
    General and administrative                               199
                                                       ---------
                                                       $    (107)
                                                       =========

(3) Refer to Note 5

                                                        OPTICAL COMPONENTS BUSINESS OF CORNING
                                                        --------------------------------------
                                                          HISTORICAL           ADJUSTMENTS(1)      PRO FORMA
                                                          ----------           --------------      ---------
                                                                 (IN THOUSANDS, EXCEPT PER SHARE DATA)
Net revenue                                               $  35,087             $       -          $  95,664
Cost of revenue                                              36,453                   214 (a)        158,342
Stock compensation                                                -                     -               (202)
                                                          ---------             ---------          ---------
        Gross profit(loss)                                   (1,366)                 (214)           (62,476)
                                                          ---------             ---------          ---------
Operating expenses:
    Research and development                                 22,650                     -             68,678
    Sales and marketing                                       4,362                     -             17,897
    General and administrative                               15,202                     -             53,838
    Stock compensation(2)                                         -                     -               (107)
    Amortization of intangibles                               1,739                (1,739)(c)          4,265
                                                                                    1,535 (b)
    Reduction in long- lived assets                         147,186                     -            298,487
    Restructuring charges                                     7,022                     -             84,434
    Merger costs                                                  -                     -             12,540
                                                          ---------             ---------          ---------
        Total operating expenses                            198,161                  (204)           540,032
                                                          ---------             ---------          ---------
Loss from operations before interest and taxes             (199,527)                  (10)          (602,508)
Interest and other income                                         -                     -              5,002
Interest and other expense                                      (86)                    -            (12,372)
                                                          ---------             ---------          ---------
Loss before income tax                                     (199,613)                  (10)          (609,878)
Income tax                                                        -                     -            (19,832)
                                                          ---------             ---------          ---------
Net loss from continuing operations                       $(199,613)            $     (10)         $(629,710)
                                                          =========             =========          =========

Basic and diluted net loss per common share                        (3)                             $   (5.03)(3)
                                                                                                   =========

Weighted average number of shares
    used in computing basic and diluted
    net loss per common share                                      (3)                               125,216 (3)
                                                                                                   =========
------------------------
(1) The letters refer to a description
        of the adjustment in Note 4

(2) Below is the allocation of stock
        compensation expense
    Research and development                                                                       $    (107)
    Sales and marketing                                                                                 (199)
    General and administrative                                                                           199
                                                                                                   ---------
                                                                                                   $    (107)
                                                                                                   =========

(3) Refer to Note 5

   See accompanying notes to unaudited pro forma condensed combined financial information.

                               AVANEX CORPORATION

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                         COMBINED FINANCIAL INFORMATION

1. BASIS OF PRO FORMA PRESENTATION

      On May 12, 2002, Avanex Alcatel and Corning entered into a Share Acquisition and Asset Purchase Agreement (the "Agreement") pursuant to which Avanex acquired:

- From Alcatel, all of the outstanding capital stock of Alcatel Optronics France SA ("Alcatel's Optronics division") by exchanging shares of Avanex common stock equal to the product of (i) 0.28, multiplied by (ii) the quotient obtained by dividing (a) that number of shares of Avanex common stock outstanding immediately prior to closing by (b) 0.55 (number of shares to be issued = 28% x the number of shares of Avanex common stock outstanding immediately before closing / 55%). Based upon 69,476,460 shares of Avanex common stock outstanding at July 31, 2003, approximately 35 million shares of Avanex common stock were issued to Alcatel with a value of approximately $63 million. The average market price of Avanex's common stock of $1.79 was determined based as the closing price from May 8, 2003 to May 14, 2003, which includes two trading days prior and two trading days subsequent to the public announcement of the transaction. Additionally, as of March 31, 2004, Avanex employed approximately 350 employees of the Alcatel's Optronics division previously employed in France; and,

- From Corning, certain U.S. and Italian assets including specified inventory, long-lived assets and intellectual property (collectively "the optical components business of Corning"). Corning sublet its Erwin Park, New York facility to Avanex and transferred Corning's Milan, Italy lease agreement to Avanex. Avanex also assumed certain repair and warranty obligations. In addition, as of March 31, 2004, Avanex employed approximately 375 employees of the optical components business of Corning previously employed in the U.S. and Italy. The purchase price was consummated by exchanging shares of Avanex common stock equal to the product of (i) 0.17, multiplied by (ii) the quotient obtained by dividing
      (a) that number of shares of Avanex common stock outstanding immediately prior to closing by (b) 0.55 (number of shares to be issued = 17% x the number of shares of Avanex common stock outstanding immediately before closing / 55%). Based upon 69,476,460 shares of Avanex common stock outstanding at July 31, 2003, approximately 21 million shares of Avanex common stock were issued to Corning with a value of approximately $38 million. The average market price of Avanex's common stock of $1.79 was determined based as the closing price from May 8, 2003 to May 14, 2003, which includes two trading days prior and two trading days subsequent to the public announcement of the transaction.

      The transactions closed on July 31, 2003 and were accounted for under the purchase method of accounting.

2. ACQUISITION OF ALCATEL'S OPTRONICS DIVISION

      The total purchase price is as follows (in thousands):

Value of securities issued        $63,064
Transaction costs and expenses      6,533
                                  -------
Total purchase price              $69,597
                                  =======

      Under the purchase method of accounting, the total purchase price as shown in the table above is allocated to Alcatel's Optronics division net tangible and intangible assets based on their estimated fair values as of the date of the completion of the transaction. The purchase price allocation, which has been revised, and may continue to be revised, based upon receipt of final valuations and revision to the estimate of accrued restructuring costs assumed on acquisition is as follows (in thousands):

                                                                AMOUNT
                                                                ------
Cash, cash equivalents and short term investments             $ 108,613
Long-term investments                                             2,085
Accounts receivable                                               8,050
Inventories                                                      14,169
Other current assets                                             10,321
Due from related party                                           12,578
Property and equipment                                           15,176
Accounts payable                                                (15,564)
Restructuring                                                   (70,702)
Other accrued expenses                                          (21,520)
Warranty                                                         (1,406)
Other long-term obligations                                      (3,185)
                                                              ---------

Tangible net assets                                              58,615
Intangible assets acquired - Core and developed technology       10,982
                                                              ---------
Total estimated purchase price                                $  69,597
                                                              =========

      The acquired developed technology, which is comprised of products that are technologically feasible, primarily includes DWDM lasers, photodetectors, optical amplifiers, high-speed interface modules and passive optical devices. Core technology and patents represent a combination of Alcatel's Optronics division processes, patents and trade secrets. Avanex amortizes the core and developed technology on a straight-line basis over an estimated life of 3-4 years.

3. ACQUISITION OF THE OPTICAL COMPONENTS BUSINESS OF CORNING

      The total purchase price is as follows (in thousands):

Value of securities issued        $38,289
Transaction costs and expenses      3,820
                                  -------
Total purchase price              $42,109
                                  =======

      Under the purchase method of accounting, the total purchase price as shown in the table above is allocated to the optical components business of Corning net tangible and intangible assets based on their estimated fair values as of the date of the completion of the transaction. The purchase price allocation, which has been revised, and may continue to be revised based upon receipt of final valuations, is as follows (in thousands):

                                                               AMOUNT
                                                               ------
Cash, cash equivalents and short term investments             $ 20,023
Due from related party                                           4,237
Inventories                                                     11,646
Other current assets                                               500
Property and equipment                                          11,196
Restructuring accrual                                           (4,983)
Accrued expenses                                                (2,433)
Warranty                                                        (5,237)
Supply agreement                                                (7,095)
                                                              --------
Tangible net assets                                             27,854
Intangible assets acquired - Core and developed technology       5,990
Goodwill                                                         8,265
                                                              --------
Total estimated purchase price                                $ 42,109
                                                              ========

      The acquired developed technology, which is comprised of products that are technologically feasible, primarily includes amplifiers, dispersion compensation modules and modulators. Core technology and patents represent a combination of the optical components business of Corning processes, patents and trade secrets. Avanex amortizes the core and developed technology on a straight-line basis over an estimated life of 3-4 years.

4. PRO FORMA ADJUSTMENTS

      The accompanying unaudited pro forma condensed combined financial information reflects the following pro forma adjustments:

      (a) To record the difference between the depreciation on the estimate of fair value of property and equipment and the historical amounts;

      (b)   To eliminate pre-acquisition amortization of intangible assets; and

      (c) To reflect amortization of the estimate of fair value of the core and developed technology assets.

5. PRO FORMA SHARES FOR EARNINGS PER SHARE

      The following table shows the calculation of shares used in computing the pro forma earnings per share in the unaudited pro forma condensed combined statements of operations for the year ended June 30, 2003 (in thousands):

                                                                                        YEAR ENDED
                                                                                      JUNE 30, 2003
                                                                                      -------------
Avanex historical weighted average shares used in computing basic net loss per share     68,371
Share of Avanex common stock issued to Alcatel in exchange for shares of Alcatel's
  Optronics division                                                                     35,370
Share of Avanex common stock issued to Corning in exchange for acquisition of the
  optical components business of Corning                                                 21,475
                                                                                        -------
Pro forma weighted average shares used in computing basic net loss per share            125,216
                                                                                        =======

      The pro forma weighted average shares used in computing basic net loss per share for the nine months ended March 31, 2004 are based on the actual weighted average number of shares of Avanex common stock outstanding for the nine months ended March 31, 2004 plus 4,155,000 shares (representing the difference between the shares issued by Avanex in the transaction to acquire Alcatel's Optronics division and the amount already included in the actual weighted average number of shares of Avanex common stock outstanding for the nine months ended March 31,
2004) and the 2,523,000 shares (representing the difference between the shares issued by Avanex in the transaction to acquire the optical components business of Corning and the amount already included in the actual weighted average number of shares of Avanex common stock outstanding for the nine months ended March 31,
2004).

      No weighted average diluted shares were used in the calculation of pro forma earnings per share as the impact would have been antidilutive.

      There is no outstanding share capital in the financial statements of Alcatel's Optronics division and the optical components business of Corning. Therefore, basic and diluted net loss per share for these entities is not separately presented.

6. INCOME TAXES

      The pro forma combined provision for income taxes does not represent the amounts that would have resulted had Avanex, Alcatel's Optronics division and the optical components business of Corning filed consolidated income tax returns during the periods presented.